SUPPLEMENT DATED MARCH 16, 2009
TO THE PROSPECTUS FOR
PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

     At a meeting of the Board of Directors of Principal Funds, Inc. (“PFI”) held on December 8, 2008, the Board approved a Plan of Acquisition (the “Plan”) which provides for the reorganization of the LargeCap Value Fund II (the “Acquired Fund”) into the LargeCap Value Fund I (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, R-2, R-3, R-4, R-5 and Institutional Class shares of the Acquired Fund will receive Class R-1, R-2, R-3, R-4, R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on May 1, 2009. Acquired Fund shareholders who do not wish to become a shareholder of the Acquiring Fund may: (1) redeem shares of the Acquired Fund or (2) exchange shares of the Acquired Fund for shares of another PFI fund prior to the closing date of the Reorganization.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have substantially the same principal policies and risks in that both invest in large cap value securities. The Acquiring Fund also has a lower advisory fee rate and overall lower expense ratios than the Acquired Fund. The Acquired Fund also has better performance. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis greater, prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders.

     The Reorganization does not require approval of shareholders of the Acquired Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Comparison of Acquired and Acquiring Funds

The following comparison of the Funds is a summary only. To better understand the differences between the investment policies, strategies and risks of the Funds, please refer to the prospectus and Statement of Additional Information for the
Funds, which are available, free of charge, by calling us at 1-800-222-5852.

LargeCap Value Fund II	LargeCap Value Fund I
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of October 31, 2008:
$118,728,000	$894,964,000

Sub-Advisors and Portfolio Managers:

American Century Investment Management, Inc.	UBS Global Asset Management (Americas) Inc.
(“American Century”)	(“UBS Global AM”)

Brendan Healy, CFA. Mr. Healy, Vice President and	Thomas M. Cole, CFA. Mr. Cole is Head of North
Portfolio Manager, has been a member of the team	American Equities, Research Director for North
that manages Large Cap Value since he joined	American Equities, and a Managing Director at UBS
American Century in April 2000 and has been a	Global Asset Management. Mr. Cole has been an
Portfolio Manager since February 2004. He has a	investment professional with UBS Global Asset
Bachelor’s degree in Mechanical Engineering from	Management since 1985. He earned his MBA from
the University of Arizona and an MBA from the	the University of Wisconsin. Mr. Cole has earned the
University of Texas-Austin. He has earned the right	right to use the Chartered Financial Analyst
to use the Chartered Financial Analyst designation.	designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President	Thomas J. Digenan, CFA, CPA. Mr. Digenan has
and Senior Portfolio Manager, has been a member	been a North American Equity Strategist at UBS
of the team that manages Large Cap Value since	Global Asset Management since 2001, and is a
July 1999. He joined American Century in December	Managing Director of UBS Global Asset
1998. He has a Bachelor’s degree in Mathematics	Management. Mr. Digenan was President of The
and a Master’s degree in Economics from Carnegie	UBS Funds from 1993 to 2001. He earned his MST
Mellon University as well as an MBA from the	from DePaul University. Mr. Digenan has earned the
University of Chicago. He has earned the right to	right to use the Chartered Financial Analyst
use the Chartered Financial Analyst designation.	designation.

Scott C. Hazen, CFA. Mr. Hazen has been a North
American Equity Strategist at UBS Global Asset
Management since 2004, and is an Executive
Director of UBS Global Asset Management. He
earned his MBA from University of Chicago. Mr.
Hazen has earned the right to use the Chartered
Financial Analyst designation.

John C. Leonard, CFA. Mr. Leonard is Global Head
of Equities and a Member of the UBS Group
Managing Board. He has been an investment
professional with UBS Global Asset Management
since 1991. He earned his MBA from University of
Chicago. Mr. Leonard has earned the right to use
the Chartered Financial Analyst designation.

Investment Objective:
Both Funds seek long-term growth of capital.
Principal Investment Strategies:

The Fund invests primarily in common stocks and	The Fund invests primarily in common stocks and
other equity securities of large capitalization	other equity securities of large capitalization
companies. Under normal circumstances, the Fund	companies. Under normal circumstances, the Fund
invests at least 80% of its net assets (plus any	invests at least 80% of its net assets (plus any
borrowings for investment purposes) in securities of	borrowings for investment purposes) in securities of
companies with market capitalizations similar to	companies with large market capitalizations (those
companies in the Russell 1000® Index (as of the	with market capitalizations similar to companies in
most recent calendar year end, this range was	the Russell 1000 Value Index (as of the most
between approximately $0.02 billion and $421.8	recent calendar year end, this range was between
billion) at the time of purchase. Market	approximately $0.02 billion and $421.8 billion)) at
capitalization is defined as total current market	the time of purchase. Market capitalization is
value of a company’s outstanding common stock.	defined as total current market value of a
The Fund will invest in some mid cap stocks. The	company’s outstanding common stock. The Fund
Fund may invest up to 25% of its assets in	will invest in some mid cap stocks. The Fund may
securities of foreign companies.	invest up to 25% of its assets in securities of
foreign companies.
The Sub-Advisor, American Century, uses a value
investment strategy that looks for companies that	In selecting securities, UBS Global AM focuses on,
are temporarily out of favor in the market. American	among other things, identifying discrepancies
Century attempts to purchase the stocks of these	between a security’s fundamental value and its
undervalued companies and hold each stock until it	market price. In this context, the fundamental value
has returned to favor in the market and their price	of a given security is the assessment of UBS

has increased to, or is higher than, a level	Global AM of what a security is worth. UBS Global
American Century believes more accurately reflects	AM seeks to select securities with fundamental
the fair value of the company. American Century	values that it estimates to be greater than its
may sell stocks from the Fund’s portfolio if it	market value at any given time. For each stock
believes a stock no longer meets its valuation	under analysis, UBS Global AM bases its estimates
criteria. American Century does not attempt to time	of fundamental value upon economic, industry and
the market.	company analysis, as well as upon a company’s
management team, competitive advantage and
Companies may be undervalued due to market	core competencies. UBS Global AM then compares
declines, poor economic conditions, actual or	its assessment of a security’s value against the
anticipated bad news regarding the issuer or its	prevailing market prices with the aim of
industry, or because they have been overlooked by	constructing a portfolio of stocks with attractive
the market. To identify these companies, American	relative price/value characteristics. UBS Global AM
Century looks for companies with earnings or cash	derives investment value and organizes collective
flows and/or assets that may not be reflected	investment insights with an emphasis on primary
accurately in the companies’ stock prices.	research and company visits.
American Century also may consider whether the
companies’ securities have a favorable income-	Beginning on or about July 1, 2009, PMC will invest
paying history and whether income payments are	between 10% and 40% of the Fund's assets in
expected to continue or increase. Futures	common stocks in an attempt to match or exceed
contracts, a type of derivative security, can help the	the performance of the Fund's benchmark index for
Fund’s cash assets remain liquid while performing	performance. The Fund's benchmark index for
more like stocks. American Century has a policy	performance is identified in the average annual
governing futures contracts and similar derivative	total returns table. PMC's strategy is an active
securities to help manage the risk of these types of	quantitative approach to asset management which
investments.	PMC refers to as "structured equity." PMC's
structured equity strategy applies a risk-controlled
When American Century believes it is prudent, the	investment process that slightly over/underweights
Fund may invest a portion of its assets in debt	individual stocks relative to their weight in the
securities of companies, debt obligations of	Fund's benchmark index for performance. Through
governments and their agencies, options, and other	the structured equity strategy, PMC expects the
similar securities.	Fund to achieve returns in excess of those of the
Fund's benchmark index for performance with
lower risk and improved predictability of returns for
the entire Fund compared to the Fund's benchmark
index for performance.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives, Risks and Strategies

     The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds have substantially the same principal policies and risks in that both invest in largecap value securities. The Acquired differs in investment strategy and risk in that it invests in derivatives and U.S Government or U.S Government sponsored securities. Further, the Acquiring Fund is has exposure to underlying fund risk. In addition, as described above and beginning in July 2009, PMC is expected to begin to invest approximately 10% to 40% of the Acquiring Fund’s assets pursuant to its structured equity strategy.

Comparison of Fees and Expenses of the Funds

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible.

     The following tables and examples compare fees and expenses of the Acquired Fund, the Acquiring Fund, and projected ("pro forma") estimated fees and expenses of the Acquiring Fund, assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2008. The tables and examples below are designed to assist shareholders in understanding the fees and expenses you may pay as an investor and the pro forma estimated fees and expenses of the Acquiring Fund that you may pay, assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2008. Fees and expenses shown were determined based on each Fund’s net assets as of the fiscal year ended October 31, 2008.

					Total
	Share	Management	12b-1	Other	Operating
	Class	Fees	Fees	Expenses	Expenses
LargeCap Value Fund II
(Acquired Fund)	R-1	0.85%	0.35%	0.55%	1.75%
	R-2	0.85%	0.30%	0.47%	1.62%
	R-3	0.85%	0.25%	0.34%	1.44%
	R-4	0.85%	0.10%	0.30%	1.25%
	R-5	0.85%	N/A	0.28%	1.13%
	Institutional	0.85%	N/A	0.05%	0.90%(1)(3)
LargeCap Value Fund I
(Acquiring Fund)	R-1	0.79%(4)	0.35%	0.53%	1.67%
	R-2	0.79%(4)	0.30%	0.45%	1.54%
	R-3	0.79%(4)	0.25%	0.32%	1.36%
	R-4	0.79%(4)	0.10%	0.28%	1.17%
	R-5	0.79%(4)	N/A	0.26%	1.05%
	Institutional	0.79%(4)	N/A	0.01%	0.80%(1)
LargeCap Value Fund I
(Acquiring Fund)
(Pro forma assuming
Reorganization)(2)	R-1	0.79%(4)	0.35%	0.53%	1.67%
	R-2	0.79%(4)	0.30%	0.45%	1.54%
	R-3	0.79%(4)	0.25%	0.32%	1.36%
	R-4	0.79%(4)	0.10%	0.28%	1.17%
	R-5	0.79%(4)	N/A	0.26%	1.05%
	Institutional	0.79%(4)	N/A	0.01%	0.80%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have been increased effective March 1, 2009.
(2)	The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expense table.
(3)	PMC has voluntarily agreed to limit expenses of LargeCap Value Fund II attributable to Institutional class shares and, if necessary, pay expenses payable by the Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90%. The expense limit may be terminated at anytime.
(4)	Effective July 1, 2009 PMC will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.014% (expressed as a percent of average net assets on an annualized basis).

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

	Share	Number of Years You Own Your Shares
	Class	1 Year	3 Years	5 Years	10 Years
LargeCap Value Fund II
(Acquired Fund)	R-1	$178	$551	$949	$2,062
	R-2	165	511	881	1,922
	R-3	147	456	787	1,724
	R-4	127	397	686	1,511
	R-5	115	359	622	1,375
	Institutional	92	287	498	1,108
LargeCap Value Fund I
(Acquiring Fund)	R-1	$170	$526	$907	$1,976
	R-2	157	486	839	1,834
	R-3	138	431	745	1,635
	R-4	119	372	644	1,420
	R-5	107	334	579	1,283
	Institutional	82	255	444	990
LargeCap Value Fund I
(Acquiring Fund)
(Pro forma assuming Reorganization)	R-1	$170	$526	$907	$1,976
	R-2	157	486	839	1,834
	R-3	138	431	745	1,635
	R-4	119	372	644	1,420
	R-5	107	334	579	1,283
	Institutional	82	255	444	990

Comparison of Fund Performance

     The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). An Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns (%) as of 12/31 Each Year

LargeCap Value Fund II (Institutional Shares) (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q4 '06	7.47%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-20.93%

Year-by-Year Total Returns (%) as of 12/31 Each Year LargeCap Value Fund I (Institutional Shares) (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q4 '06	7.63%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-24.98%

Average Annual Total Returns (%) for periods ended December 31, 2008

	Past	Life(1)
	1 Year	of Fund
LargeCap Value Fund II
--Institutional Class	-37.21	-6.19
(after taxes on distributions)(2)	-37.55	-6.82
(after taxes on distributions an sale of shares(2)	-23.76	-4.96
--R-1 Class	-37.79	-7.04
--R-2 Class	-37.69	-6.91
--R-3 Class	-37.65	-6.74
--R-4 Class	-37.41	-6.52
--R-5 Class	-37.41	-6.42
Russell 1000 Value Index(3)	-36.85	-4.69
Morningstar Large Value Category Average	-37.09	-5.64

	Past	Life(4)
	1 Year	of Fund
LargeCap Value Fund I
--Institutional Class	-39.25	-2.43
(after taxes on distributions)(2)	-39.47	-2.83
(after taxes on distributions an sale of shares(2)	-25.23	-1.93
--R-1 Class(5)	-39.82	-3.28
--R-2 Class	-39.75	-3.18
--R-3 Class	-39.63	-2.99
--R-4 Class	-39.50	-2.80
--R-5 Class	-39.43	-2.68
Russell 1000 Value Index(3)	-36.85	-1.19
Morningstar Large Value Category Average	-37.09	-2.61

(1)	Lifetime results are measured from the date the Fund was first sold (December 29, 2004).
(2)	After-tax returns are shown for Institutional shares only and would be different for Class R-1, R-2, R-3, R-4 and R-5 shares. After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.
(4)	Lifetime results are measured from the date the Fund was first sold (June 1, 2004).
(5)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on December 8, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the same investment objectives and substantially the same principal investment strategies shared by the Funds;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds;
(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of UBS Global AM which currently serves as sub-advisor to the Acquiring Fund;
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10)	the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12)	the terms and conditions of the Plan; and
(13)	possible alternatives to the Reorganization.

     The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially the same principal investment strategies and risks;
(2)	the Acquiring Fund has lower advisory fees and lower overall expense ratios than the Acquired Fund.
(3)	the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.